SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): August 6, 2003

                         NCO PORTFOLIO MANAGEMENT, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                  000-32403                               23-3005839
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(State or other         (Commission File Number)                (I.R.S. Employer
jurisdiction of
incorporation)                                            Identification Number)

                      1804 Washington Blvd., Department 200
                      ______ Baltimore, Maryland 21230____
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          (Address of principal executive offices, including zip code)


                            (443) 263-3020___________
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              (Registrant's telephone number, including area code)


                           ___________________________
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          (Former name or former address if changed since last report)




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ITEM 7.  Financial Statements and Exhibits

     (a)      Financial Statements of Businesses Acquired

         Not Applicable

     (b)      Pro Forma Financial Information

         Not Applicable

     (c)      Exhibits

      The following exhibits are furnished with this Report on Form 8-K:

Number   Title
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99.1     Transcript of conference call of NCO Portfolio Management, Inc. dated
         August 6, 2003.

ITEM 9.  Regulation FD Disclosures and
ITEM 12. Results of Operations and Financial Condition

On August 6, 2003, NCO Portfolio Management, Inc. conducted its second quarter 2003 conference call to discuss the results of operations. A copy of the call's transcript appears as Exhibit 99.1 to this report and is herein incorporated by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NCO Portfolio Management, Inc.



Date:    August 12, 2003                      RICHARD J. PALMER
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                                              Richard J. Palmer
                                              Senior Vice President, Finance and
                                              Chief Financial Officer



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